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                                                                    Exhibit 10.6


         The following Executive Officers are parties to an Employment Agreement in the form of Exhibit 10.5, which Employment Agreements differ with respect to the terms indicated:

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
             EXECUTIVE OFFICER                                  POSITION                             SALARY
             -----------------                                  --------                             ------

Frank H. Jellinek, Jr.                        President and Chief Executive Officer                 $750,000
Jeffrey C. Leathe                             Chief Financial Officer                               $315,000
Michael K. Bresson                            General Counsel                                       $310,000
Yuh-Geng Tsay                                 Group President, Immunoassay Diagnostics              $310,000
Verner Andersen                               Group President, Labware and Life Sciences            $305,000
